UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2020

GJ Culture Group US, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56140	83-2912878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 166

Danville, CA 94506

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (925) 362-3169

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01	Other Events

GJ Culture Group US, Inc. (the “Company) has qualified to trade on the OTC Markets Group Inc.’s OTCQB® Venture Market under the symbol “GJCU”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GJ Culture Group US, Inc.

Date: August 21, 2020	By:	/s/ Sanjun Kuang
Sanjun Kuang
Chief Executive Officer
Chief Financial Officer